Exhibit 99.2

Q3FY2019 Investor Conference Call Shawn O’Connor, CEO John Kneisel, CFO July 10, 2019 (NASDAQ:SLP)

2 With the exception of historical information, the matters discussed in this presentation are forward - looking statements that involve a number of risks and uncertainties . The actual results of the Company could differ significantly from those statements . Factors that could cause or contribute to such differences include but are not limited to : continuing demand for the Company’s products, competitive factors, the Company’s ability to finance future growth, the Company’s ability to produce and market new products in a timely fashion, the Company’s ability to continue to attract and retain skilled personnel, and the Company’s ability to sustain or improve current levels of productivity . Further information on the Company’s risk factors is contained in the Company’s quarterly and annual reports and filed with the Securities and Exchange Commission . Safe Harbor Statement

Highlights • Revenue growth tracking at high end of historical 10 - 15% annual range – 16% for the quarter and 13% YTD • Software business steady consistent growth – Q3 is highest volume renewal quarter – Tracking to historical yr / yr growth rates • Consulting business revenue growth strong – Capacity growth supporting 39% growth for the quarter (20% for 9 mos YTD) – DILIsym’s RENAsym and IPF projects in process – Underlying market demand; new project pipelines; recruiting efforts robust • Key initiatives - Update – Increased investment in sales and marketing resources • Another senior consulting scientist with business development skill set hired with start in Q4 • Key client new business close in quarter involving all three divisions and both software and consulting revenue – Increased consulting service resources to support demand - driven growth • Net increase in consulting staff of 3 (7%) during the quarter and 8 (22%) year over year – Increased international opportunities • Added DILIsym software to distributor portfolio in Asia • No increase in European staff but 2 additional hires to start in Q4 • Q3 was a very good quarter with increased revenue growth, improved profitability and progress on key initiatives 3

Steady and Consistent Revenue Growth 4 Nasdaq: SLP More than a decade of consistent revenue growth $11.2 $12.0 $13.5 $14.7 $4.8 $5.9 $9.4 $11.2 $16.0 $17.9 $22.9 $25.9 2016 2017 2018 2019 Nine Months Revenue $ in millions Software Consulting Key Highlights • Q3 FY2019 Financial Highlights – Revenue up 16% yr / yr for the quarter; 13% yr / yr YTD – Gross profit 77% Q3FY19 vs 76% Q3FY18 – Net income before taxes up 13% yr / yr – EPS $0.16 Q3FY19 vs $0.14 Q3FY18 – Cash generated from operations during the quarter of ~$1.8M with cash on hand at end of quarter of $10.3M • Highlights – Software revenue: 59% of total revenue, up 4% yr / yr – Service revenue: 41% of total revenue, up 39% yr / yr – 108 Employees (including 74 with advanced degrees) up 15% yr / yr (66% of that growth is billable consulting staff) $4.5 $4.7 $5.5 $5.8 $1.5 $2.0 $3.0 $4.1 $6.1 $6.7 $8.5 $9.9 16.3 17.3 18.3 19.3 Third Quarter Revenue $ in millions

Simulations Plus Division (Lancaster) 5 Nasdaq: SLP The genesis of the company… providing software, training and consulting services $11.1 $11.9 $12.8 $13.8 $0.7 $0.8 $1.4 $1.6 $11.8 $12.7 $14.2 $15.4 2016 2017 2018 2019 Nine Months Revenue $ in millions Software Consulting Simulations Plus represented 61% of total revenue and 76% of EBITDA for Q3 FY2019 Key Highlights • Q3 FY2019 Financial Highlights – Software revenue up 4% yr / yr – Consulting revenue up 53% yr / yr – Revenue breakdown: 81% Renewal; 10% New Licenses; 9% consulting – Renewal rates: 85% (accounts) and 93% (fees) – License Units of 284 up 5% yr / yr – 7 new commercial companies and 11 non - profit groups – Projects with 28 companies and 4 funded collaborations • Customers – 19 of the top 20 pharmaceutical companies – >200 organizations worldwide • Highlights – Expansion of licenses at the US FDA and PMDA Japan • GastroPlus and ADMET Predictor – >15 companies added user licenses and/or modules – Released ADMET Predictor v9.5 – Released GastroPlus v9.7 $4.5 $4.7 $5.3 $5.5 $0.2 $0.2 $0.4 $0.5 $4.7 $4.9 $5.7 $6.0 16.3 17.3 18.3 19.3 Third Quarter Revenue $ in millions

Cognigen Division (Buffalo) 6 Nasdaq: SLP A leading provider of population modeling and simulation services for the pharma and biotech industries $0.1 $0.1 $0.2 $0.2 $4.2 $5.1 $5.6 $6.7 $4.3 $5.2 $5.8 $6.9 2016 2017 2018 2019 Nine Months Revenue $ in millions Software Consulting Key Highlights • Q3 FY2019 Financial Highlights – Revenue up 31% yr / yr – 1 new client and 8 new projects initiated during quarter – 39 proposals outstanding with 23 companies • Customers – 45% of projects result in regulatory interaction – Most common therapeutic area is oncology, followed by neurology, endocrinology and infectious disease • Highlights – Healthy pipeline of new projects with existing and new clients – Good recruiting quarter including both consulting project staff and a senior consultant with business development skills to start in Q4 – European consulting presence flat in qtr but 2 new hires to start in Q4 – 8 conference posters and 2 peer - reviewed publications Cognigen represented 26% of total revenue and 11% of EBITDA for Q3 FY2019 $0.03 $0.04 $0.04 $0.09 $1.3 $1.8 $1.9 $2.4 $1.4 $1.8 $1.9 $2.5 16.3 17.3 18.3 19.3 Third Quarter Revenue $ in millions

DILIsym Division (RTP)

A leading provider of software products and services in QST and QSP

Third Quarter Revenue
$ in millions



$1.4
$0.9
$0.7
$1.1
$0.2
$0.2
18.3
19.3

Nine Months Revenue
$ in millions



$3.7
$3.0
$2.4
$2.9
$0.6
$0.7
2018
2019
Software
Consulting

Key Highlights

- **Q3 FY2019 Financial Highlights**
  - Revenue up 44% yr/yr
  - Revenue breakdown: 53% DILIsym software and projects; 19% IPFsym software; 6% NAFLDsym software and projects; 12% RENAsym grant; 10% Other
- **Customers**
  - 7 active consortium DILIsym licensees
  - 11 DILIsym projects; 2 NAFLDsym projects in process
- **Highlights**
  - RENAsym project Phase 2 and IPFsym projects on-going
  - NAFLDsym version 2A ready for licensing in June 2019
  - In June 2019, multiple customer visits and seminars in Osaka and Japan initiating distributor's inclusion of DILIsym in SLP product efforts
  - DILIsym software was presented and widely discussed by clinicians at the AASLD/FDA DILI conference near Washington DC in May of 2019

DILIsym represented 13% of total revenue and 13% of EBITDA for Q3 FY2019

Nasdaq: SLP

SimulationsPlus SCIENCE + SOFTWARE = SUCCESS

7

Financial Results Nasdaq: SLP

9 Income Statement: 3QFY19 Versus 3QFY18 (in millions) Lancaster Buffalo North Carolina FY19 FY18 Diff % chg Net sales $ 6.0 $ 2.5 $ 1.4 $ 9.9 $ 8.6 $ 1.4 16.2% Gross profit 5.2 1.3 1.1 7.6 6.5 1.1 16.6% Gross profit margin 86.6% 52.5% 77.1% 76.6% 76.3% 0.3% 0.3% SG&A $ 1.8 $ 0.9 $ 0.4 $ 3.1 $ 2.6 $ 0.5 18.6% R&D 0.4 0.0 0.2 0.6 0.5 0.1 26.5% Total operating expenses 2.2 0.9 0.6 3.7 $ 3.1 0.6 19.9% Income from operations 3.0 0.4 0.5 3.9 $ 3.4 0.5 13.6% Other income (expense) (0.0) 0.0 0.0 (0.0) $ (0.0) (0.0) 41.4% Income before income taxes 3.0 0.4 0.5 3.9 3.4 0.5 13.4% Net income $ 2.2 $ 0.3 $ 0.3 $ 2.9 $ 2.4 $ 0.5 20.1% Diluted earnings per share (in dollars) $ 0.16 $ 0.13 $ 0.03 18.8% EBITDA $ 3.5 $ 0.5 $ 0.6 $ 4.6 $ 4.0 $ 0.5 13.1%

10 Income Statement: 9MoFY19 Versus 9MoFY18 (in millions) Lancaster Buffalo North Carolina FY19 FY18 Diff % chg Net sales $ 15.4 $ 6.9 $ 3.7 $ 25.9 $ 23.0 $ 3.0 12.9% Gross profit 12.9 3.7 2.6 19.2 17.1 2.1 12.3% Gross profit margin 84.0% 53.2% 71.7% 74.0% 74.4% - 0.4% - 0.5% SG&A $ 5.0 $ 2.5 $ 1.1 $ 8.6 7.4 $ 1.3 17.2% R&D 1.3 0.1 0.5 1.9 1.4 0.5 40.1% Total operating expenses 6.3 2.6 1.6 10.5 8.7 1.8 20.7% Income from operations 6.6 1.1 1.0 8.7 8.4 0.3 3.6% Other income (expense) (0.1) 0.0 0.0 (0.1) (0.1) (0.0) 28.8% Income before income taxes 6.5 1.1 1.0 8.6 8.3 0.3 3.3% Net income $ 4.9 $ 0.8 $ 0.8 $ 6.5 $ 7.6 $ (1.1) - 14.1% Diluted earnings per share (in dollars) $ 0.36 $ 0.43 $ (0.06) - 14.9% EBITDA $ 7.9 $ 1.4 $ 1.4 $ 10.8 $ 10.2 $ 0.6 5.8%

11 Consolidated Revenues: Fiscal Quarter ( in millions) $4.0 $4.6 $5.9 $3.7 $4.8 $5.2 $6.0 $4.0 $5.4 $5.7 $6.8 $6.3 $7.1 $7.4 $8.6 $6.7 $7.5 $8.5 $9.9 $0 $1 $2 $3 $4 $5 $6 $7 $8 $9 $10 $11 Q1 Q2 Q3 Q4 2015 2016 2017 2018 2019

12 Consolidated Income from Operations: Fiscal Quarter (in millions) $0.7 $1.5 $2.9 $0.8 $1.7 $1.7 $2.8 $1.0 $1.9 $1.8 $3.1 $1.4 $2.6 $2.4 $3.4 $1.9 $2.1 $2.7 $3.9 $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 $3.5 $4.0 $4.5 Q1 Q2 Q3 Q4 2015 2016 2017 2018 2019

$0.5 $1.0 $1.9 $0.5 $1.1 $1.2 $1.9 $0.8 $1.4 $1.2 $2.1 $1.2 $1.7 $3.5 $2.4 $1.3 $1.5 $2.1 $2.9 $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 $3.5 $4.0 Q1 Q2 Q3 Q4 2015 2016 2017 2018 2019 $2.0 13 Note: 2Q18 $1.5M tax benefit of deferred tax adjustment Consolidated Net Income: Fiscal Quarter (in millions)

14 Consolidated Diluted Earnings Per Share: Fiscal Quarter $0.03 $0.06 $0.11 $0.03 $0.06 $0.07 $0.11 $0.05 $0.08 $0.07 $0.12 $0.06 $0.10 $0.19 $0.13 $0.07 $0.09 $0.12 $0.16 $0.00 $0.02 $0.04 $0.06 $0.08 $0.10 $0.12 $0.14 $0.16 $0.18 $0.20 Q1 Q2 Q3 Q4 FY15 FY16 FY17 FY18 FY19 $0.11 Note: 2Q18 $0.08 tax benefit of deferred tax adjustment

15 Consolidated EBITDA: Fiscal Quarter (in millions) $1.2 $2.0 $3.3 $1.2 $2.2 $2.2 $3.3 $1.5 $2.5 $2.3 $3.6 $2.0 $3.2 $3.1 $4.1 $2.6 $2.8 $3.4 $4.6 $0 $1 $2 $3 $4 $5 Q1 Q2 Q3 Q4 2015 2016 2017 2018 2019

Revenue by Region – YTD 2019 Nasdaq: SLP Europe 18 % North America 64 % Asia 18 % South America <1% Japan = 58% India = 18% China = 19% Other = 4% 16 A global and diversified base of revenue

17 Cash Position Remains Excellent (in millions) Over $30 million cash paid out over last five FYs $0.8 $0.8 $0.8 $0.9 $0.9 $0.9 $0.9 $0.9 $0.9 $0.9 $0.9 $0.9 $1.0 $1.0 $1.0 $1.1 $1.1 $1.1 $1.1 $2.1 $0.8 $0.7 $0.8 $1.0 $5.0 $5.1 $1.0 $5.8 $6.1 $6.4 $8.6 $7.2 $7.1 $8.8 $8.0 $8.8 $7.4 $8.2 $6.2 $7.0 $7.5 $7.2 $9.4 $9.4 $9.9 $10.3 $12.9 Dividend Paid Acquisitions Cash on Hand Cash paid for DILIsym Earnout in 19.1 ($5.1M) – And holdback liability in Dec 2018 ($1.0M) * Chart covers period starting September 2014 . Cash paid for Cognigen Final cash paid for Cognigen Cash paid for DILIsym Cash paid to TSRL Cash paid to TSRL Final cash paid to TSRL

18 Selected Consolidated Balance Sheet Items (in millions, except where indicated) May 31, 2019 August 31, 2018 Cash and cash equivalents $ 10.3* $ 9.4* Cash per share ( in Dollars ) $ 0.59 $ 0.54 Total current assets 21.3 17.8 Total assets 45.5 43.3 Total current liabilities 5.1 4.8 Total liabilities 9.5 11.4 Current ratio 4.19x 3.69x Shareholders’ equity 36.0 31.9 Total liabilities and shareholders’ equity 45.5 43.3 Shareholders’ equity per diluted share ( in Dollars ) $2.00 $1.79 * Cash as of July 8, 2019 ~$12.9 million.

Products & Services Software Portfolio • Modeling & simulation platform for drug R&D • Predictive software for >140 properties of chemical formulations • Analytical software for certain biological or disease states • Cloud - based web app for drug development lifecycle management Consulting Services • Provide multi - disciplinary modeling and simulation support Operating Divisions • Simulations Plus, Inc. • Cognigen • DILIsym Consistent Financial Results • > 10 years of consistent revenue growth • > 10 years of profitability • Cash generated from operations during FY2018 of $9.4 Million with cash on hand of $12.9 Million at 7/8/2019 • Dividend payout ratio of 46% 2 • Quarterly dividend of $0.06 per share 1 Customers and Market Pharmaceutical and biotech companies ranging from the largest in the world to a number of medium - sized and smaller companies in the U.S., Europe and Japan Corporate Information • The company was founded in 1996 and now has 108 employees* worldwide. • Primary offices located in Lancaster, CA; Buffalo, NY; and Raleigh, NC. * As of 5/31/2019 Simulations Plus Our mission is to improve the productivity of science - based research & development enterprises by delivering innovative modeling and simulation software and insightful consulting services Nasdaq: SLP 19 1 No assurances can be made as the BOD makes its decision on a quarterly basis based on current financial condition and strategic plans 2 Based on 8/31/17 and 8/31/18 closing prices as reported on the Nasdaq Capital Market

20 Thank you! https://www.linkedin.com/company/simulations - plus https://www.linkedin.com/company/cognigen https://www.linkedin.com/company/dilisym